EXHIBIT 10.4

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 31, 2010, among DEEP DOWN, INC., a Nevada corporation (“Borrower”), FLOTATION TECHNOLOGIES, INC., a Maine corporation (“Flotation Technologies”), and WHITNEY NATIONAL BANK, a national banking association (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.    Borrower and Lender entered into that certain Amended and Restated Credit Agreement dated as of November 11, 2008, and amended and restated through April 14, 2010 (as amended, restated, or supplemented, the “Credit Agreement”).

B.    Flotation Technologies, Deep Down Inc., a Delaware corporation, ElectroWave USA, Inc., a Nevada corporation, and Mako Technologies, LLC, a Nevada limited liability company are guarantors of the Borrower’s obligations under the Credit Agreement (each a “Guarantor” and collectively, the “Guarantors”).

C.    Flotation Technologies has previously entered into: (i) that certain Guaranty dated as of November 11, 2008, executed by each it and each of the other Guarantors (as ratified by that certain Ratification of Guaranty, Security Agreement, and Intercreditor Agreement dated as of April 14, 2010, and as further amended, restated, or supplemented, the “Guaranty”), pursuant to which each Guarantor guaranteed the obligations of the Borrower under the Credit Agreement, and (ii) that certain Security Agreement dated as of November 11, 2008, executed by Borrower and each of the Guarantors (as ratified by that certain Ratification of Guaranty, Security Agreement, and Intercreditor Agreement dated as of April 14, 2010, and as further amended, restated, or supplemented, the “Security Agreement”), pursuant to which Borrower and each Guarantor granted a lien on all of their respective assets in favor of Lender.

D.    Borrower, Flotation Technologies, and Flotation Investor, LLC, a Delaware limited liability company (“Holdings”), have formed Cumming Flotation Technologies, LLC, a Delaware limited liability company (“CFT”).

E.    In connection with the formation of CFT:

(i)    Borrower and Holdings have entered into that certain Securities Purchase Agreement dated as of December 31, 2010 (the “Securities Purchase Agreement”), pursuant to which Borrower has issued to Holdings twenty million shares of common stock of Borrower for the aggregate consideration of $1,400,000 (the “Stock Sale”), and

(ii)    Borrower, Flotation Technologies, Holdings, and CFT, have entered into that certain Contribution Agreement dated as of December 31, 2010 (as amended, restated, or supplemented, the “Contribution Agreement”), pursuant to which:

(a)    Flotation Technologies has contributed to CFT all of the assets of Flotation Technologies as described in the Contribution Agreement (the “Contributed Assets”) in exchange for certain equity interests in CFT and the assumption by CFT of all liabilities of Flotation Technologies other than an intercompany corporate overhead  payable from Flotation Technologies to Borrower in the approximate amount of $372,000 (the “Asset Contribution”);

(b)    Borrower has contributed to CFT:

(1)    $1,400,000 of the cash proceeds from the Stock Sale under the Securities Purchase Agreement (the “Cash Investment”); and

(2)    all of its rights and obligations under that certain Stock Purchase Agreement, dated May 3, 2010, as amended, among Borrower, Cuming Corporation, a Massachusetts corporation (“Cuming”), and the stockholders of Cuming listed on the signature pages thereto, in exchange for certain equity interests in CFT, which, together with the equity interests held by Flotation Technologies, shall, in the aggregate, be equal to 20% of the equity interests issued by CFT, and

(iii)    Holdings contributed $22,350,000 in cash to CFT in exchange for 80% of the equity interests issued by CFT.

F.    In connection with the formation of CFT by Flotation Technologies, Borrower, and Holdings, Borrower has requested that Lender (i) amend the Credit Agreement, (ii) consent to the Asset Contribution and the Cash Investment, and (iii) release all of its liens on, and security interests in, the Contributed Assets, in each case, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.   Amendments to Credit Agreement.

(a)   Section 1.1 of the Credit Agreement is amended to delete the defined term “EBITDA” in its entirety and to replace it with the following:

“EBITDA means consolidated net income of the Companies, plus income taxes, plus Interest Expense, plus depreciation and amortization, plus non-cash stock-based compensation, in each case to the extent subtracted in calculating net income, plus cash distributions received by any Company in respect of its equity interests in CFT (but excluding any income or losses allocable to such Company’s equity interests in CFT).   For the fiscal quarters ended March 31, 2010, June 30, 2010, September 30, 2010, and December 31, 2010, EBITDA shall be calculated by adding back to consolidated net income up to $13,000,000 of the amounts written down related to impairment of good will and other intangible assets for the fiscal year ended December 31, 2010.”

(b)   Section 1.1 of the Credit Agreement is further amended to add the following new defined term in the appropriate alphabetical order:

“CFT means Cuming Flotation Technologies, LLC, a Delaware limited liability company.”

2.   Consent.  Borrower has requested that Lender consent to the Stock Sale, the Asset Contribution, and the Cash Investment.  Subject to satisfaction of the conditions set out in Section 4 of this Amendment, Lender hereby consents to the Stock Sale, the Asset Contribution, and the Cash Investment.  This consent (a) is limited to the extent specifically set out in this Amendment, and except as set out in this Amendment, no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be effected by this Amendment, and (b) shall not constitute (and shall not be deemed to constitute) a waiver of future compliance by Borrower with any provision of the Credit Agreement or any other Loan Document.

3.   Release of Liens.

(a)   Release.  Once all of the conditions set out in Section 4 of this Amendment have been satisfied, Lender hereby releases and discharges all of its liens and security interests in the Contributed Assets which were granted to Lender pursuant to the Security Agreement or any other Loan Document.

(b)   UCC-3 Termination Statements.  Flotation Technologies hereby authorizes Lender or its agents or representatives to file any UCC-3 termination statements or amendments necessary to release any liens or security interests in the Contributed Assets which were granted or created by Flotation Technologies under the Security Agreement or any other Loan Document.

4.   Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

(a)   this Amendment executed by Borrower and Lender;

(b)   Guarantors’ Consent and Agreement;

(c)   Officer’s Certificate from Borrower certifying as to incumbency of officers, specimen signatures, no changes to its articles of incorporation and bylaws since the date of the Certificate delivered in connection with the closing of the Credit Agreement, and resolutions adopted by its Board of Directors authorizing its execution of this Amendment and the other documents required in connection herewith;

(d)   Borrower shall have paid, and Lender shall have received, an amendment fee in the amount of $30,000 in immediately available funds;

(e)   Borrower shall have paid, and Lender shall have received, full payment of all of its costs and expenses incurred in connection with this Amendment, including the fees and expenses of its legal counsel;

(f)   Borrower shall have delivered to Lender fully executed copies of the Securities Purchase Agreement, the Contribution Agreement, and the Amended and Restated Limited Liability Company Agreement of CFT dated December 31, 2010;

(g)   Borrower shall have delivered to Lender a fully executed management contract between Borrower and CFT under which CFT is obligated to pay to Borrower a management fee which is projected to be an amount equal to $1,200,000 for the first year of such contract and $900,000 for each year thereafter and which has a guaranteed minimum fee of $525,000 for the first year of such contract;

(h)   The Stock Sale, the Asset Contribution, and the Cash Investment shall each have been consummated;

(i)   No material adverse change shall have occurred (as determined by Lender in its sole discretion) (i) in the operations, business, properties, liabilities (actual or contingent), or condition (financial or otherwise) of any Company as represented in the Current Financials in respect of such Company, or (ii) in the structure or in the financial or economic terms of the transactions contemplated by the Contribution Agreement or the Securities Purchase Agreement; and

(j)   such other documents and items as Lender may reasonably request.

5.   Covenants.  Borrower hereby covenants and agrees that:

(a)   On or before February 28, 2011:

(i)   Borrower and each Guarantor shall have established and shall maintain with Lender all of each such party’s depositary and treasury management accounts; and

(ii)   CFT shall have established and shall maintain with Lender or with PNC Bank, National Association (or other state or national bank which is the holder of CFT’s senior debt), all of its depositary and treasury management accounts.

(b)   If any party fails to timely comply with the covenant under Section 5(a)(i), Borrower shall pay to Lender $10,000 in immediately available funds; provided that, such payment shall not relieve Borrower or each Guarantor from its respective obligations under Section 5(a)(i), and if such failure continues after March 31, 2011, it shall constitute a Default under the Credit Agreement.

6.   Existing LC.  In the event that the Borrower or the beneficiary request that the letter of credit issued by Lender to Delba Drilling International, as beneficiary, in the amount of $1,107,456 (the “Existing LC”) be delivered to the beneficiary, Lender shall deliver the Existing LC to such beneficiary immediately after Borrower delivers to Lender immediately available funds in an amount sufficient to Cash Collateralize the Existing LC.

7.   Security Agreement.

(a)   For the avoidance of doubt, (i) the parties to this Amendment acknowledge and agree that the grant clause and the after acquired property clause set out in Section 3 of the Security Agreement are effective to create a Lien in favor of Lender on the membership interests issued by CFT to Flotation Technologies and Borrower, and (ii) Flotation Technologies and Borrower each hereby pledges and assigns to Lender, and grants to Lender a continuing security interest in all of its right, title and interest in and to the membership interests issued to it by CFT and all of the rights to receive proceeds and distributions in respect of such membership interests.

(b)   CFT hereby acknowledges that (i) Flotation Technologies and Borrower have each granted to Lender a security interest in all of the membership interests now owned or hereafter acquired by it in CFT, together with all dividends and distributions, cash, and other proceeds of, additions to and substitutions for such membership interests, and (ii) such security interest secures the Obligation under, and as defined in, the Credit Agreement.  CFT agrees that upon written notice to it from Lender that a Default has occurred under the Credit Agreement and is continuing, it will deliver all dividends, distributions and other property in the form of cash allocable to the membership interests of Flotation Technologies and Borrower directly to Lender until such time as CFT has been provided subsequent written notice by Lender that such Default is no longer continuing.

8.   Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

9.   Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

10.   Miscellaneous.

(a)   No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)   Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c)   Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d)   Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e)   Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)   Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g)   Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h)   Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures are on the following page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER: DEEP DOWN, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman

GUARANTOR: FLOTATION TECHNOLOGIES, INC., a Maine corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman

Signature Page to First Amendment to Amended and Restated Credit Agreement

CFT CUMING FLOTATION TECHNOLOGIES, LLC, a Delaware limited liability company

By:	/s/ Joshua Ratner
Joshua Ratner
Manager

CFT executes this Amendment for the sole and express purpose ofacknowledging and consenting to the terms set out in Section 7(b) of this Amendment.

Signature Page to First Amendment to Amended and Restated Credit Agreement

LENDER: WHITNEY NATIONAL BANK, a national banking association

By:	/s/ Paul W. Cole
Paul W. Cole
Vice President

Signature Page to First Amendment to Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT
TO
FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, each of the undersigned hereby consents to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, their successors and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

[Signatures are on the following page.]

Guarantors’ Consent to First Amendment to Amended and Restated Credit Agreement

BORROWER: DEEP DOWN, INC., a Nevada corporation

GUARANTORS:

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Executive Chairman of each of the foregoing companies

Signature Page to Guarantors’ Consent to First Amendment to Amended and Restated Credit Agreement